MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, AND FIXTURE FILING

THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, AND FIXTURE FILING, dated effective as of the May 1, 2024, by and between CARDINAL COLWICH, LLC, a Kansas limited liability company, whose address is 1554 North 600 East, Union City, IN 47390, (the "Mortgagor"), and CARDINAL ETHANOL, LLC, an Indiana limited liability company, whose address is 523 E. Union Avenue, Colwich, KS 67030 (the "Mortgagee").

WHEREAS, Mortgagor is the owner of certain real property in Colwich, Sedgwick County, Kansas more specifically described in Exhibit A hereto attached and incorporated herein by reference and all existing and future improvements, buildings, and structures affixed thereto; and

WHEREAS, Mortgagor, has, or in connection herewith will, obtain a loan from Mortgagee as "Borrower" pursuant to the terms of a certain Secured Revolving Line of Credit Note dated May 1, 2024 (the "Note") evidencing a loan in the principal amount of up to **Twenty Million Dollars and no/100 ($20,000,000.00)**, to be used for development and working capital (as described therein).

WHEREAS, the Note required the Mortgagor to enter into this Mortgage;

WHEREAS, the Mortgagee would not have made the Loan without Mortgagor entering into this Mortgage; and

WHEREAS, the Mortgagor desires to secure the performance of its obligations under the Note (as defined in the Note) (the Secured Revolving Line of Credit Note and this Mortgage, collectively referred to herein as the "Security Documents"):

I. WITNESSETH:

That the Mortgagor, for and in consideration of the sum of Ten Dollars ($10.00) to it in hand paid by the Mortgagee, the receipt of which is hereby acknowledged, by these presents does hereby irrevocably GRANT, BARGAIN, SELL, CONVEY, WARRANT, MORTGAGE and ASSIGN to the Mortgagee and unto its respective successors and assigns forever that certain real property and equipment situated, lying and being in Colwich, Sedgwick County, Kansas, and is more particularly described as follows, to-wit:

> the real property legally described on Exhibit A attached hereto and incorporated herein by this referenced (the "Land");

and together with and including all rights, title and interest of Mortgagor therein, including without limitation, all right, title and interest which Mortgagor now has or may hereafter acquire in and to the Land and the improvements thereon, together with all singular tenements, hereditaments, rights-of-way, easements, privileges, licenses, franchises, servitudes and appurtenances thereunto belonging, or

in anywise appertaining (all as part of the premises hereby conveyed and hereinafter, together with the Land, collectively referred to as the "Property"), which shall be deemed to include but not be limited to all improvements, fixtures, and equipment now or hereafter annexed thereto;

TO HAVE AND TO HOLD THE SAME, with all appurtenances thereto, unto the Mortgagee, and unto its successor or successors and assigns forever.

II. FURTHER WITNESSETH:

That the Mortgagor does hereby grant to the Mortgagee and unto its respective successors and assigns, a security interest in:

(a) All personal and fixture property of every kind and nature including, without limitation, all goods, equipment, inventory, furniture and fixtures, all of every kind and nature (including any accessions, additions, improvements, attachments and accessories thereto and products and proceeds thereof, and all operating manuals, service records, maintenance logs and warranties applicable thereto), and including all inventory in which Mortgagor has an interest in mass or a joint or other interest or right of any kind and prepaid inventory kept or stored at the facility of the seller or another third party.

(b) All instruments (including promissory notes, notes receivable and supporting obligations), documents, negotiable and non-negotiable documents of title, negotiable and non-negotiable warehouse receipts, bills of lading, transit receipts or other documents of title, however denominated and the goods underlying or relating to warehouse receipts.

(c) All accounts, all of Mortgagor's rights to goods represented by or securing any accounts, all proceeds from the disposition or collection of accounts, all of Mortgagor's rights as an unpaid vendor, including the right to reclaim goods, the right to stop goods in transit and the right to replevy goods, and all guaranties, letters of credit and other supports to the payment of accounts, chattel paper (whether tangible or electronic), deposit accounts, certificates of deposit (whether negotiable or non-negotiable), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, trademarks, service marks, copyrights, patents and other intellectual property rights and all of Mortgagor's rights therein or thereto, software, general intangibles (including all payment intangibles), all payments and rights to payments whether or not earned by performance including, but not limited to, price support payments, subsidy payments, guaranty payments, payments in kind, deficiency payments, letters of entitlements, storage payments, emergency assistance, diversion payments, production flexibility contracts, contract reserve payments, grain insurance fund and/or ethanol insurance fund claim rights and the right to bring such claims on Mortgagor's behalf, grain insurance fund proceeds, ethanol insurance fund proceeds and all similar programs of any and every kind, whether federal, state or local, and any other rights to payment under or from any preexisting, current or future federal, state or local government program, and the products and proceeds of all the foregoing.

(d) All farm products, including, but not limited to, all cattle, poultry and livestock and their young, together with all products and replacements for such cattle, poultry and livestock; all crops, annual or perennial, and all products of such crops; and all grain, feed, seed, fertilizer, chemicals, medicines, and other supplies used or produced in Mortgagor's

operations or sold as inventory, and the products and proceeds and rights to payments associated with all or any of the foregoing.

(e) All books, records, ledger sheets or cards, reports, scale tickets, invoices, purchase orders, customer lists, mailing lists, files, correspondence, computer programs, tapes, disks and other documents, software or data processing software that at any time relates to any of the foregoing or are otherwise necessary or helpful in realizing on or collecting on any Collateral.

(f) All investment property, securities, securities accounts and the securities entitlements, securities and investment property contained therein, all commodity brokerage accounts, and all hedging accounts, and all commodity and securities entitlements, investment property, commodities and other rights associated with such commodity brokerage accounts or the positions therein, and hedging accounts, and all commodity accounts and all the commodities, securities, investment property, assets, entitlements, equity, cash or value contained therein.

(g) All commercial tort claims now existing or hereafter arising.

(h) To the extent not otherwise included, all proceeds and products of any and all of the foregoing, and all accessions to, substitutions and replacements for, and rents and profits of each of the foregoing.

Provided that the property described in Part II is hereinafter sometimes referred to as the "Collateral" and the Collateral and the property described in Part I above is hereinafter sometimes referred to as the "Mortgaged Property."

FOR THE PURPOSE OF SECURING:

A. Payment of all moneys, now or in the future, required to be paid by the Mortgagor under the Security Documents in the manner and on the terms provided therein.

B. Performance of each and every obligation (present or future), agreement, covenant, representation and warranty contained in any Security Document.

C. Performance of each agreement of the Mortgagor contained herein or in any Security Agreement.

D. Reimbursement of Mortgagee for any and all sums expended or advanced by Mortgagee pursuant to any term or provision of or constituting additional indebtedness under or secured by this Mortgage or any of the Security Documents, with interest thereon as provided herein or therein.

Paragraphs A-D collectively the "Secured Obligations."

All of the terms, conditions, covenants, agreements and provisions of the Security Documents are incorporated herein by reference.

AND, TO FURTHER SECURE its payments and performance under the Security Documents, the Mortgagor has covenanted and agreed and does hereby covenant and agree, herein and in the Security Documents, as follows:

Section 1. Definitions. That all words and phrases defined in the Note shall have the same meaning in this Mortgage, except where the context indicates otherwise.

Section 2. Maintenance. To keep the Property in good operating condition and repair (reasonable wear and tear excepted); not to remove or demolish any building on the Land, except as permitted pursuant to Section 19 hereinbelow; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon, and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit, suffer or permit any act upon the Property in violation of law; and to do all other acts which from the character or use of the Property may be reasonably necessary, the specific enumerations herein not excluding the general.

Section 3. Insurance. To keep all buildings and improvements now or hereafter erected upon the Land and all personal property thereon insured against fire and other hazards of such type or types and in such amount or amounts and in such forms of insurance as are required by Mortgagee under the terms of the Note.

Section 4. Indemnification. The Mortgagor shall indemnify and save the Mortgagee harmless from and against all claims by or on behalf of any person, firm or corporation arising from the conduct or management of, or from any work or thing done in, on or about, the Property during the term of this Mortgage, and against and from all claims arising during the term of this Mortgage from (a) any condition of the Mortgaged Property, (b) any breach or default on the part of the Mortgagor in the performance of any of its obligations under this Mortgage, (c) any contract entered into in connection with the acquisition and construction of the Mortgaged Property, (d) any act of negligence, of the Mortgagor or of any of its agents, contractors, servants, employees or licensees, and (e) any act of negligence of any assignee or sublessee of the Mortgagor, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Mortgagor. The Mortgagor shall indemnify and save the Mortgagee harmless from and against all costs and expenses (except those which have arisen from the misconduct or negligence of the Mortgagee, or any of its agents, contractors, employees or licensees) incurred in or in connection with any action or proceeding brought thereon, and upon notice from any such party, the Mortgagor shall defend them or any of them in any such action or proceeding.

In case any action shall be brought against any party in respect of which indemnity may be sought hereunder, against the Mortgagor, the indemnified party shall promptly notify the Mortgagor in writing and the Mortgagor shall have the obligation of assuming the defense thereof, including the employment of counsel and the payment of all expenses. Any one or more of the indemnified parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or indemnified parties unless (i) Mortgagor shall not have employed counsel reasonably satisfactory to the indemnified party to have charge of the defense of the actual proceeding, or (ii) an indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the Mortgagor (in which case the Mortgagor shall not have the right to direct the defense of the actual proceeding on behalf of the indemnified party), then the

Mortgagor shall bear all legal or other expenses incurred by the indemnified party in connection with defense of such action. The Mortgagor shall be liable for any settlement of any such action effected with its written consent by any of the indemnified parties.

Section 5. Payment of Taxes, Etc. To promptly pay and discharge, prior to delinquency, or cause to be paid, all taxes and assessments, all reasonable costs, fees and expenses of this Mortgage, including, without limiting the generality of the foregoing, the fees of Mortgagee for issuance of any instrument in satisfaction hereof, and all lawful charges, costs and expenses in the event of reinstatement of or following default under this Mortgage or the obligations secured hereby.

Should the Mortgagor fail to make any payment or to do any act as herein provided, then Mortgagee, upon written notice to the Mortgagor, at its option but without obligation to take any action or make any payment and without demand upon the Mortgagor and without releasing the Mortgagor from any obligation hereof, may make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof (without incurring any liability therefor to the Mortgagor), Mortgagee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Mortgagee appears to be prior or superior hereto or on a parity herewith; and, in exercising any such powers, pay necessary expenses, employ counsel and pay its reasonable fees, insofar as permitted by law.

Section 6. Advances. To pay immediately and without demand all sums expended by Mortgagee pursuant to the provisions hereof, together with interest from the date of expenditure at the rate set forth in the Promissory Note. Any amounts so paid by the Mortgagee shall become a part of the debt secured by this Mortgage and a lien on the Property or immediately due and payable at the option of the Mortgagee.

Section 7. Time of the Essence. That time is of the essence of this Mortgage, and that by accepting payment of any sum secured hereby after its due date, the Mortgagee does not waive its right either to require prompt payment when due of all other sums so secured or to declare a default under the terms hereof for failure so to pay.

Section 8. Warranty as to Title. That the Mortgagor represents and warrants that (i) it is the sole owner of the Land and Premises and upon compliance with recording and filing requirements, a valid first lien on all property, fixtures and interests therein then included in the Mortgaged Property and a valid, perfected, first and prior security interest in all personal property, fixtures and interests therein then included in the Collateral shall be obtained, subject only to Permitted Encumbrances, and (ii) at its expense it will warrant and defend to the Mortgagee such title to the Mortgaged Property and the lien and interest of the Mortgagee therein and thereon against all claims and demands whatsoever and will, except as otherwise herein expressly provided, maintain the priority of the lien of, and the security interest granted by, this Mortgage upon the Mortgaged Property until the Mortgagor shall be entitled to defeasance as provided herein and therein.

Section 9. Recordation; Financing Statements. That the Mortgagor, at its expense, shall cause this Mortgage, any instruments supplemental hereto or thereto and financing statements, including all necessary amendments, supplements and appropriate continuation statements to be recorded, registered and filed, and to be kept recorded, registered and filed, in such manner and in such places as may be required in order to establish, preserve and protect (a) the lien of this Mortgage as a valid, first lien on

all real property, fixtures and interests therein included in the Mortgaged Property and a valid, perfected first and prior security interest on all personal property, fixtures and interests therein included in the Mortgaged Property (including in each such case, without limitation, any such properties acquired after the execution hereto) subject only to Permitted Encumbrances, proceeds of the foregoing and (b) the rights of Mortgagee hereunder.

Section 10. After-Acquired Property. That all property of every kind acquired by the Mortgagor after the date hereof, which by the terms hereof is intended to be subject to the lien of this Mortgage, shall immediately upon the acquisition thereof by the Mortgagor, and without further mortgage, conveyance or assignment, become subject to the lien of this Mortgage as fully as though now owned by the Mortgagor and specifically described herein. Nevertheless, the Mortgagor shall take such actions and execute and deliver such additional instruments as the Mortgagee shall reasonably require to further evidence or confirm the subjection to the lien of this Mortgage of any such property.

Section 11. Mechanics' and Other Liens. That the Mortgagor shall not permit any mechanics' or other liens to be filed or to exist against the Mortgaged Property by reason of work, labor, services or materials supplied or claimed to have been supplied to, for or in connection with the Mortgaged Property or to the Mortgagor or to anyone holding the Mortgaged Property or any part thereof through or under the Mortgagor. If any such lien shall at any time be filed, the Mortgagor shall, within 60 days after notice of the filing thereof (subject to the right to contest as set forth herein), cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. Notwithstanding the foregoing, the Mortgagor shall have the right, at its own expense and after prior written notice to the Mortgagee and upon bonding of such lien in a manner satisfactory to the Mortgagee, if requested, by appropriate proceeding duly instituted and diligently prosecuted, to contest in good faith the validity or the amount of any such lien. However, if the Mortgagee shall notify the Mortgagor that, in the opinion of independent counsel, by nonpayment of any such items the lien of this Mortgage will be materially affected or the Mortgaged Property or any part thereof will be subject to imminent loss or forfeiture, the Mortgagor shall promptly cause such lien to be discharged of record.

Section 12. No Sale, Conveyance, Etc. The Mortgagor shall not sell, convey, assign, or transfer (which term shall include leasing) or agree to assign or transfer the Mortgaged Property, or any part thereof, without the prior written consent of Mortgagee, such consent shall be within Mortgagee's sole discretion, but shall not be unreasonably withheld. The Mortgagor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, lien, encumbrance or charge on, pledge of, security interest in or other title retention agreement with respect to the Mortgaged Property or any part thereof or the interest of the Mortgagor or the Mortgagee therein or any net revenues, income or profit or other sums arising from the Mortgaged Property or any part thereof (including, without limitation, any lien, encumbrance or charge arising by operation of law) other than:

(a) the liens of the Security Documents and the rights granted thereby;

(b) liens for taxes, assessments and other governmental charges which are not at the time required to be paid;

(c) liens of mechanics', materialmen, suppliers or vendors or rights thereto to the extent permitted by Section 11 hereof;

(d) Permitted Encumbrances; and

(e) Liens subordinate to Permitted Encumbrances with the prior consent of the Mortgagee, which consent shall not be unreasonably withheld.

Except for the Permitted Encumbrances, any mortgage, lien, encumbrance, charge, pledge, security interest or title retention agreement with respect to the Mortgaged Property, or any part thereof, granted or created by the Mortgagor without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld shall be null and void to the extent permitted by law.

Section 13. Security Agreement and Financing Statement. That this Mortgage constitutes a security agreement as to all or any part of the Collateral which is of a nature that a security interest therein can be perfected under the Uniform Commercial Code of the State of Kansas (the "Commercial Code"). This Mortgage also constitutes a financing statement with respect to the Collateral under the Commercial Code.

Section 14. No Claim for Performance. That nothing contained herein shall constitute any request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof or be construed to give the Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would provide the basis for any claim either against Mortgagee or that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior the lien of this Mortgage.

Section 15. Obligations Secured. That this Mortgage is intended to secure the Secured Obligations of the Mortgagor UP TO AND INCLUDING A MAXIMUM PRINCIPAL AMOUNT OF **Twenty Million Dollars and no/100 ($20,000,000.00),** plus accrued interest thereon, fees, expenses and other amounts which may be advanced by the Mortgagee hereunder and under the Security Documents.

Section 16. Release. That at any time or from time to time, and without notice, and without liability therefor, and without affecting the liability of any person for payment of the indebtedness secured hereby, and without affecting the security hereof for the full amount secured hereby on all Mortgaged Property remaining subject hereto, and without the necessity that any sum representing the value or any portion thereof of the property affected by the action of the Mortgagee be credited on the indebtedness, Mortgagee may consent to the making and recording of any map or plat of the Premises or any part thereof and join in granting any release or easement thereon.

Section 17. Discharge. If the Mortgagor shall pay or cause to be paid all of the Secured Obligations at any time and from time to time to become due thereupon, at the time and in the manner stipulated in all of the documents evidencing said obligations, and shall pay or cause to be paid all other sums payable hereunder and all indebtedness secured hereby, then, in such case the estate, right, title and interest of the Mortgagee in the Mortgaged Property shall cease, determine and become void, and upon proof being given to the satisfaction of the Mortgagee that the Secured Obligations, together with interest and prepayment premium, if any, thereon have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Mortgagee, if any, and of any other sums herein provided, the Mortgagee shall upon receipt of the written request of the Mortgagor cancel, release and discharge this Mortgage.

Section 18. Assignment of Rents; Lender in Possession. As part of the consideration for the indebtedness evidenced by the Security Documents, Mortgagor hereby absolutely and unconditionally assigns and transfers to Mortgagee, all of the Property Income, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, now or hereafter existing, regardless of to whom the rents and revenues of the Property are payable. Until the occurrence of an Event of Default (as hereinafter defined), Mortgagor shall be entitled to receive said rents, issues, and profits. This assignment of net rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of five (5) days' written notice by Mortgagee to Mortgagor of an Event of Default (as hereinafter defined), and without the necessity of Mortgagee entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Mortgagee shall immediately be entitled to possession of net Property Income as specified in this Section 18 as the same becomes due and payable, including but not limited to net Property Income then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Mortgagor as trustee for the benefit of Mortgagee. Mortgagor agrees that commencing upon delivery of such written notice of an Event of Default to Mortgagor, each tenant of the Property shall make such rents payable to and pay such net Property Income to Mortgagee or Mortgagee's agents on Mortgagee's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Mortgagor.

Mortgagor hereby covenants that Mortgagor has not executed any prior assignment of said Property Income (other than pursuant to a Permitted Encumbrance), that Mortgagor has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Mortgagee from exercising its rights under this Section 18, and that at the time of execution of this Mortgage there has been no prepayments of any of the net Property Income for more than one month in advance of the due dates of such rents.

If the net Property Income is not sufficient to meet the reasonable costs, if any, of taking control of and managing the Property and collecting the Property Income, any funds expended by Mortgagee for such purposes shall become indebtedness of Mortgagor to Mortgagee secured by this Mortgage. Unless Mortgagee and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon written notice from Mortgagee to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Promissory Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law.

Any entering upon and taking and maintaining of control of the Property by Mortgagee and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Mortgagee under applicable law or provided herein. This assignment of Property Income shall terminate at such time as this Mortgage ceases to secure indebtedness held by Mortgagee.

Section 19. Damage, Destruction or Condemnation. That in the event of any damage to, or destruction, condemnation or other taking of, the Property or any part thereof, the Mortgagor will comply with the applicable provisions of this Mortgage.

Section 20. Events of Default. That any one or more of the following events shall be an "Event of Default" under this Mortgage:

(a) An Event of Default as defined in any Security Document;

(b) An event of default under any other agreement between Mortgagor and Mortgagee;

(c) The commencement of foreclosure proceedings on the Land pursuant to any lien or encumbrance upon the Land; and

(d) Failure by the Mortgagor to observe or perform any term, covenant or agreement on the Mortgagor's part to be observed or performed under this Mortgage, other than as required or described in subsections (a), (b), (c), or (d) above, and with respect to any default which may occur and is not an intentional default the continuation of such default for 30 days after written notice thereof shall have been given by registered or certified mail to the Mortgagor by Mortgagee, provided, however, that such period shall be extended for a reasonable period if Mortgagor commences to cure such matter within the initial thirty (30) day period and continues to diligently pursue such cure, or for such longer period as such Mortgagee may agree to in writing.

Section 21. Remedies.

(a) General Remedies. That upon any Event of Default, the Mortgagee may exercise any or all or any combination of the remedies conferred upon or reserved to it under the Security Documents, or any instrument collateral thereto, or now or hereafter existing at law or in equity or by statute. Without limitation, the Mortgagee may (a) declare the entire unpaid principal balance of the indebtedness secured hereby immediately due and payable without notice or demand, the same being expressly waived by the Mortgagor; (b) proceed at law or equity to collect all indebtedness secured by this Mortgage due hereunder, whether at maturity or by acceleration; (c) enforce and foreclose the security interest and lien of this Mortgage as against all or any part of the Mortgaged Property; (d) be entitled to: (i) a judgment for the debts hereby secured, and all costs and expenses, including reasonable attorneys' fees, of enforcing the same, and (ii) a decree for the sale of the Mortgaged Property in satisfaction of said judgment, foreclosing all rights and equities in and to the Mortgaged Property of Mortgagor, their successors and assigns, and all persons claiming under them; (e) be entitled to the appointment of a receiver, without the posting of a bond if a court of competent jurisdiction so permits, for all or any part of the Mortgaged Property, whether such receivership is incidental to a proposed sale of the Mortgaged Property or otherwise, and the Mortgagor hereby consents to the appointment of such a receiver and covenants not to oppose any such appointment; (f) following notice, to the extent permitted under the applicable law, ex parte, may enter upon and take possession of the Mortgaged Property or any part thereof by summary proceedings, ejectment or otherwise, and may remove the Mortgagor and all other persons and any and all property therefrom and may hold, operate and manage the same and receive all net revenues, income or profits accruing with respect thereto or any part thereof; and (g) exercise any rights, powers and remedies it may have as a secured party under the Commercial Code or other similar laws in effect, including, without limitation, the option of proceeding as to both personal property and fixtures in accordance with the Mortgagee's rights with respect to real property.

(b) Foreclosure Remedies. In addition to Mortgagee's right to a decree for the sale of the Mortgaged Property in satisfaction of said judgment, foreclosing all rights and equities

in and to the Mortgaged Property of Mortgagor, their successors and assigns, and all persons claiming under them, as provided above, Mortgagee shall have the following rights with respect to the Mortgaged Property in the event of a foreclosure sale:

1) Mortgagee is hereby authorized, without the consent of Mortgagor, to assign Mortgagor's rights in and to any and all property and casualty insurance policies related to the Premises to the purchaser at such sale or to take such other steps as Mortgagee may deem advisable to cause the interest of such purchaser to be protected by any of such insurance policies;

2) In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorney costs, appraisers' fees, environmental audits, property inspections, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property. All expenditures and reasonable expenses of the nature mentioned in this paragraph and such other expenses and fees as may be incurred in the enforcement of Mortgagor's obligations hereunder, the protection of the Mortgaged Property and the maintenance of the lien of this Mortgage, including any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage or the Note, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate under the Promissory Note and shall be secured by this Mortgage.

3) Mortgagee may sell or assign its interest in the Mortgaged Property or allow the public or private sale of the Mortgaged Property to a third party purchaser.

Section 22. Waiver of Appraisement; Redemption; Valuation. That the Mortgagor does hereby waive, to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force and all rights of marshaling of assets in any sale of the Mortgaged Property, any part thereof or any interest therein, and any court having jurisdiction to enforce and foreclose the security interest and lien hereof may sell the Mortgaged Property in part or as an entirety. Mortgagor waives all rights to redemption that may exist at law or equity, including but not limited to K.S.A. § 60-2414.

Section 23. Application of Proceeds. That any moneys (including, without limitation, the proceeds of any sale of the Mortgaged Property, any part thereof or any interest therein) received pursuant to the exercise of any remedies provided in this Mortgage or by law shall be applied to the obligations of Mortgagor under the Security Documents.

Section 24. Remedies Cumulative. That each right, power and remedy of the Mortgagee provided for in this Mortgage or now or hereafter existing at law, in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy

provided for in the Security Documents or now or hereafter existing at law, in equity or by statute or otherwise, and the exercise or beginning of the exercise or partial exercise by the Mortgagee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Mortgagee of any rights, powers or remedies.

Section 25. Provisions Subject to Applicable Law. That all rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary so that they will not render the Security Documents invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law.

Section 26. No Waiver by Mortgagee. That no failure by the Mortgagee to insist upon the strict performance of any term of this Mortgage or to exercise any right, power or remedy consequent upon a breach hereof shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

Section 27. Discontinuance of Proceedings and Restoration of Status Quo. That in case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Mortgagee, then and in every case the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceeding had been taken.

Section 28. No Liability. The Mortgagee shall not have any liability for any loss, damage, injury, cost or expense resulting from any action or omission to act by it or its representatives which was taken or omitted in good faith pursuant to this Mortgage.

Section 29. General Covenant. The Mortgagor will perform, comply with and abide by all of the agreements, conditions and covenants contained and set forth in the Security Documents and in every other document evidencing, securing or otherwise relating to the indebtedness, payments and performances hereby secured.

Section 30. Recorded Instruments. The Mortgagor and the Mortgagee will promptly perform and observe, or cause to be performed and observed, all of their respective terms, covenants and conditions of all instruments of record affecting the Property, the validity or enforceability of which the Mortgagor is contesting therewith and which affects the security of this Mortgage or imposes any duty or obligation upon the Mortgagor or any tenant under a lease of the Property. The Mortgagor shall do or cause to be done all things reasonably required to preserve intact and unimpaired and to renew any and all rights-of-way, easements, grants, appurtenances, privileges, licenses, franchises and other interests and rights in favor of or constituting any portion of the Property. The Mortgagor will not, without the prior written consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Property. The Mortgagor shall, however, comply with all lawful restrictive covenants and zoning ordinances and other public or private restrictions affecting the Property.

Section 31. Mortgagee's Rights To Perform Mortgagor's Covenants. If the Mortgagor shall fail to pay or cause payment to be made in accordance with the terms of this Mortgage, or to perform or observe any other term, covenant, condition or obligation required to be performed or observed by

the Mortgagor under such documents, without limiting any other provision of this Mortgage, and without waiving or releasing the Mortgagor from any obligation or default hereunder, the Mortgagee (or any receiver of the Property) shall have the right, but not the obligation, to make any such payment, or to perform any other act or take any appropriate action, including, without limitation, entry on the Property and performance of work thereat, as it, in its sole discretion, may reasonably deem necessary to cause such term, covenant, condition or obligation to be promptly performed or observed on behalf of the Mortgagor or to protect the security of this Mortgage. All moneys expended by the Mortgagee in exercising its rights under this Section (including, but not limited to, reasonable legal expenses and disbursement), together with interest at the highest rate allowed by law, from the date of each such expenditure, shall be paid by the Mortgagor to the Mortgagee and shall be secured by this Mortgage.

Section 32. Usury. The Mortgagor and the Mortgagee agree that the total interest for the use, forbearance or detention of the principal sums owing from time to time on the Promissory Note and any other sums payable under the Promissory Note or this Mortgage shall never exceed the amount then allowed by law for loans secured by mortgages to persons or entities such as the Mortgagor in the amounts, for the purposes and otherwise of the type hereby contemplated, evidenced and secured, and the Mortgagor shall not be bound or obligated to pay any interest or such other sum under this Mortgage which is in excess of such amount.

Section 33. Binding Effect. That this Mortgage applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. In this Mortgage, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

Section 34. Other Instruments. That the Mortgagor shall execute and deliver, in recordable form if requested, such further instruments and do such further acts as may be necessary or desirable or as may be reasonably requested by the Mortgagee to carry out more effectively the purposes of this Mortgage and to subject to the lien created hereby any properties, rights and interests covered or intended to be covered hereby.

Section 35. Notices. That all notices, certificates, requests or other communications among the Mortgagee and the Mortgagor required to be given hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in the first paragraph hereof. The Mortgagee and the Mortgagor may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

Section 36. Invalidity. That in the event any provision of this Mortgage shall be held invalid or in Part unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 37. Amendment. Except as otherwise provided in this Mortgage, the Security Documents may not be effectively amended, changed, modified, altered or terminated except by a written instrument executed by Mortgagor and Mortgagee.

Section 38. Governing Law. This Mortgage shall be governed by the laws of the State of Kansas.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the date and year first written above.

CARDINAL COLWICH, LLC,
a Kansas limited liability company,

By: William Dartt
William Dartt, Treasurer

"MORTGAGOR"

STATE OF INDIANA)
)
)
COUNTY OF RANDOLPH)

This instrument was acknowledged before me on this 21 day of June, 2024, by William Dartt, Treasurer of Cardinal Colwich, LLC, a Kansas limited liability company, for the uses and purposes set forth above.

Ashleigh Lawrence
Notary Public Seal State of Indiana
Randolph County
Commission # NP0731938
My Commission Expires 02/22/2029

Print Name: Ashleigh Lawrence

Notary Public in and for said County and State

My Appointment Expires: 2/22/29

EXHIBIT A- LEGAL DESCRIPTION

Tract 1: That part of Lot 1, Block A, Colwich Industrial Park 3rd Addition, Colwich, Sedgwick County, Kansas, described as beginning at the southeast corner of said Lot 1; thence S87°35'28"W along the south line of said Lot 1, 1828.95 feet to the southerly most southwest corner of said Lot 1; thence N00°45'02"E along the southerly most west line of said Lot 1, 200 feet; thence N87°35'28"E, 172.00 feet; thence N00°45'02"W, parallel with said southerly most west line, 466.48 feet to the south line of the NW1/4 of Section 15, T26S, R2W of the 6th P.M., Sedgwick County, Kansas; thence N87°22'30"E along the south line of said NW1/4, 166.00 feet; thence N00°45'02"W, parallel with said southerly most west line, 651.87 feet; thence N87°33'38"E, 1344.37 feet; thence N01°19'41"W, parallel with the east line of the NW1/4 of Section 15, T26S, R2W of the 6th P.M., Sedgwick County, Kansas, 1341.31 feet to a point 660.00 feet south of the north line of said NW1/4; thence S87°54'51"W, parallel with said north line, 115.32 feet; thence N01°19'41"W, parallel with the east line of the NW1/4, 600.05 feet to the north line of said Lot 1; thence N87°54'51"E along said north line, 250.00 feet to the northeast corner of said Lot 1; thence S01°56'06"E along the east line of said Lot 1, 76.99 feet; thence S01°55'47"E along the east line of said Lot 1, 190.50 feet; thence S01°41'07"E along the east line of said Lot 1, 176.50 feet; thence S01°49'19"E along the east line of said Lot 1, 278.50 feet; thence S01°49'17"E along the east line of said Lot 1, 232.30 feet; thence S01°59'52"E along the east line of said Lot 1, 154.00 feet; thence S01°41'11"E along the east line of said Lot 1, 831.66 feet; thence S88°04'22"W along the east line of said Lot 1, 16.70 feet; thence S01°19"41'E along the east line of said Lot 1, 1319.45 feet to the place of beginning. Containing 56.23 acres, more or less.

Tract 2: Rights In Real Property Obtained by ELEMENT through Grant of Easement: An Easement For Non-Commercial Vehicular Access via Private Road, across the following tract:

That part of Lot 1, Block A, Colwich Industrial Park 3rd Addition, Colwich, Sedgwick County, Kansas, described as commencing at the westerly most the southwest corner of said Lot 1; thence N00°00'00"E along the west line of said Lot 1, 20.00 feet to the place of beginning; thence continuing N00°00'00"E along said west line, 21.25 feet; thence N00°09'13"E along said west line, 18.76 feet; thence S88°50'00"E, 744.87 feet; thence N85°27'36"E, 172.70 feet to the south line of the NW1/4 of Sec. 15, T26S, R2W of the 6th P.M., Sedgwick County, Kansas, thence S00°53'00"W, 40.18 feet; thence S85°27'36"W, 170.90 feet; thence N88°50'00"W, 746.10 feet to the place of beginning.

Tract 3: An Easement For Water Well Use and Access, across the following tract:

That part of Lot 1, Colwich Industrial Park 2nd Addition, a subdivision in Colwich, Sedgwick County, Kansas, and Lot 1, Block A, Colwich Industrial Park 3rd Addition, Colwich, Sedgwick County, Kansas, lying in the S1/4 of Sec. 15, T26S, R2W of the 6th P. M., Sedgwick County, Kansas, described as commencing at the northeast corner of Lot 1, in Colwich Industrial Park 2nd Addition; thence S00°53'00"W along the east line of said Lot 1, in said Colwich Industrial Park 2nd Addition, 228.86 feet to the place of beginning; thence S89°00'32"W, parallel with the north line of said SW1/4, 122.00 feet; thence N00°53'00"E, parallel with said east line, 299.56 feet to said north line; thence N89°00'32"E along said north line, 294.02 feet; thence S00°53'00"W, parallel with said east line, 279.56 feet; thence S89°00'32"W, parallel with said north line, 82.00 feet; thence S00°53'00"W, parallel with said east line, 20.00 feet; thence S89°00'32"W, parallel with said north line, 90.02 feet to the place of beginning.